Credit Facilities, Long-Term Debt, and Finance Lease Obligations (Notes)	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Credit Facilities, Long-Term Debt, and Finance Lease Obligations	Credit Facilities, Long-Term Debt and Finance Lease Obligations
A. Amounts Outstanding

The amounts outstanding are as follows:

As at Dec. 31	2019			2018
	Carrying value	Face value	Interest(1)	Carrying value	Face value	Interest(1)
Credit facilities(2)	220	220	3.5%	339	339	3.8%
Debentures	647	651	5.8%	647	651	5.8%
Senior notes(3)	905	914	5.4%	943	955	5.4%
Non-recourse(4)	1,144	1,157	4.3%	1,236	1,250	4.4%
Other(5)	154	162	7.1%	39	39	9.2%
	3,070	3,104		3,204	3,234
Finance lease obligations	142			63
	3,212			3,267
Less: current portion of long-term debt	(494)			(130)
Less: current portion of finance lease obligations	(19)			(18)
Total current long-term debt and finance lease obligations	(513)			(148)
Total credit facilities, long-term debt and finance lease obligations	2,699			3,119

(1) Interest is an average rate weighted by principal amounts outstanding before the effect of hedging.
(2) Composed of bankers’ acceptances and other commercial borrowings under long-term committed credit facilities.
(3) US face value at Dec. 31, 2019 - US$0.7 billion (Dec. 31, 2018 - US$0.7 billion).
(4) Includes US$1 million at Dec. 31, 2019 (Dec. 31, 2018 - US$1 million).
(5) Includes US$117 at Dec. 31, 2019 (Dec. 31, 2018 - US$21 million) of tax equity financing.

Our credit facilities include the Corporation's $1.3 billion committed syndicated bank credit facility expiring in 2023, TransAlta Renewable's $700 million committed syndicated bank credit facility expiring in 2023 and the Corporation's three bilateral credit facilities totalling $240 million expiring in 2021. The $2.0 billion (Dec. 31, 2018 – $1.8 billion) committed syndicated bank facilities are the primary source for short-term liquidity after the cash flow generated from the Corporation's business. Interest rates on the credit facilities vary depending on the option selected – Canadian prime, bankers' acceptances, US LIBOR, or US base rate – in accordance with a pricing grid that is standard for such facilities.
During 2019, the Corporation renewed these credit facilities and TransAlta Renewables' facility was increased by $200 million to $700 million.

During 2018, the Corporation's US$200 million committed facility was cancelled and the Corporation's committed syndicated bank credit facility was increased by $250 million.

The Corporation has a total of $2.2 billion (Dec. 31, 2018 – $2.0 billion) of committed credit facilities, including TransAlta Renewables’ credit facility of $0.7 billion (Dec. 31, 2018 – $0.5 billion). In total, $1.3 billion (Dec. 31, 2018 – $0.9 billion) is not drawn. At Dec. 31, 2019, the $0.9 billion (Dec. 31, 2018 – $1.1 billion) of credit utilized under these facilities was comprised of actual drawings of $220 million (Dec. 31, 2018 – $339 million) and letters of credit of $690 million (Dec. 31, 2018 – $720 million). The Corporation is in compliance with the terms of the credit facilities and all undrawn amounts are fully available. In addition to the $1.3 billion available under the credit facilities, the Corporation also has $411 million of available cash and cash equivalents and $17 million ($10 million principal portion) in cash restricted for repayment of the OCP bonds (refer to section E below).
Debentures bear interest at fixed rates ranging from 5.0 per cent to 7.3 per cent and have maturity dates ranging from 2020 to 2030.
On Aug. 2, 2018, the Corporation early redeemed all of its outstanding 6.40 per cent debentures, which were due Nov. 18, 2019, for the principal amount of $400 million. The redemption price was $425 million in aggregate, including a $19 million prepayment premium recognized in net interest expense and $6 million in accrued and unpaid interest to the redemption date.

Senior notes bear interest at rates ranging from 4.5 per cent to 6.5 per cent and have maturity dates ranging from 2022 to 2040.

During 2018, the Corporation early redeemed its outstanding 6.650 per cent US$500 million senior notes due May 15, 2018. The repayment was hedged with foreign exchange forwards and cross-currency swaps. The redemption price for the notes was approximately $617 million (US$516 million), including a $5 million early redemption premium, recognized in net interest expense, and $14 million in accrued and unpaid interest to the redemption date.

During 2017, the Corporation's US$400 million 1.90 per cent senior note matured and was paid out using existing liquidity. The repayment was hedged with a currency swap. The maturity value of the bond was $434 million.

A total of US$370 million (2018 - US$400 million) of the senior notes has been designated as a hedge of the Corporation’s net investment in US foreign operations.

Non-recourse debt consists of bonds and debentures that have maturity dates ranging from 2023 to 2033 and bear interest at rates ranging from 2.95 per cent to 6.03 per cent.

During 2018, the Corporation:
▪Paid out the US$25 million non-recourse debt related to its Mass Solar projects.
▪Monetized the OCA and closed a $345 million bond offering through its indirect wholly owned subsidiary TransAlta OCP by way of private placement. The non-recourse amortizing bonds bear interest from their date of issuance at a rate of 4.509 per cent per annum, payable semi-annually and maturing on Aug. 5, 2030.

Other consists of an unsecured commercial loan obligation that bears interest at 5.9 per cent and matures in 2023, requiring annual payments of interest and principal, and tax equity financings related to Big Level and Antrim of $122 million and Lakeswind of $23 million.

During 2019, coinciding with Antrim and Big Level each achieving commercial operation, TransAlta received tax equity funding of approximately US$41 million and US$85 million, respectively. Refer to Note 4(J) for further details.

Tax equity financings are typically represented by the initial equity investments made by the project investors at each project (net of financing costs incurred), except for the Lakeswind acquired tax equity which was initially recognized at its fair value. Tax equity financing balances are reduced by the value of tax benefits (production tax credits and tax depreciation) allocated to the investor and by cash distributions paid to the investor for their share of net earnings and cash flow generated at each project. Tax equity financing balances are increased by interest recognized at the implicit interest rate. In 2019, the Big Level and Antrim wind projects claimed accelerated (bonus) tax depreciation of $35 million in total, which was allocated to the tax equity investor, and had the effect of reducing the tax equity financing balance. The maturity dates of each financing are subject to change and primarily dependent upon when the project investor achieves the agreed upon targeted rate of return. The Corporation anticipates the maturity dates of the tax equity financings will be: Big Level and Antrim - in December 2029, 10 years from commercial operation of the projects; and Lakeswind - March 31, 2024.

TransAlta’s debt has terms and conditions, including financial covenants, that are considered normal and customary. As at Dec. 31, 2019, the Corporation was in compliance with all debt covenants.
B. Restrictions related to Non-Recourse Debt and Other Debt

The Melancthon Wolfe Wind, Pingston, TAPC Holdings LP, New Richmond, KHWLP and TransAlta OCP non-recourse bonds with a carrying value of $1,143 million as at Dec. 31, 2019 (Dec. 31, 2018 - $1,235 million) are subject to customary financing conditions and covenants that may restrict the Corporation’s ability to access funds generated by the facilities’ operations. Upon meeting certain distribution tests, typically performed once per quarter, the funds are able to be distributed by the subsidiary entities to their respective parent entity. These conditions include meeting a debt service coverage ratio prior to distribution, which was met by these entities in the fourth quarter of 2019. However, funds in these entities that have accumulated since the fourth quarter test will remain there until the next debt service coverage ratio can be calculated in the first quarter of 2020. At Dec. 31, 2019, $42 million (Dec. 31, 2018 –$33 million) of cash was subject to these financial restrictions.

Additionally, certain non-recourse bonds require that certain reserve accounts be established and funded through cash held on deposit and/or by providing letters of credit. The Corporation has elected to use letters of credit as at Dec. 31, 2019.

Proceeds received from the Big Level and Antrim tax equity financing in the amount of $91 million are not able to be accessed by other Corporate entities as the funds must be solely used by the project entities for the purpose of paying outstanding project development costs.

C. Security
Non-recourse debts totalling $719 million as at Dec. 31, 2019 (Dec. 31, 2018 – $766 million) are each secured by a first ranking charge over all of the respective assets of the Corporation’s subsidiaries that issued the bonds, which include property, plant and equipment with total carrying amounts of $967 million at Dec. 31, 2019 (Dec. 31, 2018 – $1,021 million) and intangible assets with total carrying amounts of $63 million (Dec. 31, 2018 – $70 million). At Dec. 31, 2019, a non-recourse bond of approximately $119 million (Dec. 31, 2018 – $127 million) was secured by a first ranking charge over the equity interests of the issuer that issued the non-recourse bond.
The TransAlta OCP bonds have a carrying value of $305 million (Dec. 31, 2018 – $342 million) and are secured by the assets of TransAlta OCP, including the right to annual capital contributions and OCA payments from the Government of Alberta. Under the OCA, the Corporation receives annual cash payments on or before July 31 of approximately $40 million (approximately $37 million, net to the Corporation), commencing Jan. 1, 2017, and terminating at the end of 2030.

D. Principal Repayments

	2020	2021	2022	2023	2024	2025 and thereafter	Total
Principal repayments(1)	494	98	625	372	105	1,410	3,104
Lease obligations	19	14	9	6	4	90	142

(1) Excludes impact of derivatives.

E. Restricted Cash
At Dec. 31, 2019, the Corporation had $15 million in restricted cash related to the Big Level tax equity financing that is held in a construction reserve account. The proceeds will be released from the construction reserve account upon certain conditions being met, which are expected to be finalized in the first half of 2020.

The Corporation also had $17 million (Dec. 31, 2018 – $35 million) of restricted cash related to the TransAlta OCP bonds, which is required to be held in a debt service reserve account to fund the next scheduled debt repayment in February 2020. The Corporation had nil (Dec. 31, 2018 – $31 million) restricted cash related to the Kent Hills project financing.

F. Letters of Credit

Letters of credit issued by TransAlta are drawn on its committed syndicated credit facility, its $240 million bilateral committed credit facilities and its two uncommitted $100 million demand letters of credit facilities. Letters of credit issued by TransAlta Renewables are drawn on its uncommitted $100 million demand letter of credit facility.
Letters of credit are issued to counterparties under various contractual arrangements with the Corporation and certain subsidiaries of the Corporation. If the Corporation or its subsidiary does not perform under such contracts, the counterparty may present its claim for payment to the financial institution through which the letter of credit was issued. Any amounts owed by the Corporation or its subsidiaries under these contracts are reflected in the Consolidated Statements of Financial Position. All letters of credit expire within one year and are expected to be renewed, as needed, in the normal course of business. The total outstanding letters of credit as at Dec. 31, 2019 was $690 million (2018 – $720 million) with no (2018 – nil) amounts exercised by third parties under these arrangements.